                                                                   EXHIBIT 10.41

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                              AMENDED AND RESTATED

                      SERIES 2005-1 NOTE PURCHASE AGREEMENT

                           DATED AS OF APRIL 12, 2006

                                     BETWEEN

                              TAL ADVANTAGE I LLC,

                                   AS ISSUER,

                 THE NOTEHOLDERS FROM TIME TO TIME PARTY HERETO

                                       AND

         THE OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO

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         TAL ADVANTAGE I LLC SERIES 2005-1, FLOATING RATE SECURED NOTES

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                              PURCHASE OF THE NOTES

Section 2.1    Sale and Delivery of the Notes........................       4
Section 2.2    Acceptance and Custody of Notes.......................       5
Section 2.3    Increase/Reduction of the Series 2005-1 Note
                  Existing Commitment................................       5
Section 2.4    Payments, Computations, Etc...........................       5

                                   ARTICLE III

                             CONDITIONS OF PURCHASE

Section 3.1    Conditions Precedent to Initial Purchase..............       7
Section 3.2    Conditions Precedent to Each Series 2005-1 Advance....       7

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.1    Representations and Warranties of the Issuer..........       8
Section 4.2    Representations, Warranties and Agreements of
                  the Purchasers.....................................       8

                                    ARTICLE V

                                GENERAL COVENANTS

Section 5.1    General Covenants of the Issuer.......................      10

                                   ARTICLE VI

                                 INDEMNIFICATION

Section 6.1    Indemnities by the Issuer.............................      11

                                       -i-

                                   ARTICLE VII

                                 THE DEAL AGENT

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.13   Execution in Counterparts; Severability; Integration..      21
Section 8.14   Effect on Original Agreement..........................      22
Section 8.15   Third Party Beneficiary...............................      22

SCHEDULE 1     CONDITIONS PRECEDENT TO PURCHASE
SCHEDULE 2     PURCHASE LIMITS
EXHIBIT A      FORM OF COMPLIANCE CERTIFICATE AND FUNDING NOTICE
EXHIBIT B      FORM OF RELATED GROUP ADDITION NOTICE
EXHIBIT C      FORM OF ASSIGNMENT AND ACCEPTANCE

                                      -ii-

     This AMENDED AND RESTATED SERIES 2005-1 NOTE PURCHASE AGREEMENT (as
amended, modified and supplemented from time to time in accordance with its terms, this "Agreement"), dated as of April 12, 2006, is entered into by and among:

     (1)  TAL ADVANTAGE I LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and assigns, the "Issuer");

     (2)  The Purchasers from time to time party hereto;

     (3)  The financial institutions made party to this Agreement from time to time pursuant to a Related Group Addition Notice and listed under the heading "The Deal Agents" together with their respective successors and assigns (the "Deal Agents");

     (4)  The Liquidity Providers from time to time party hereto; and

     (5)  The Liquidity Agents from time to time party hereto.

     In consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Certain Defined Terms.

     (1) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. In addition, capitalized terms used but not defined herein have the meanings given to such terms in the Appendix A to the
Amended and Restated Indenture, dated as of April 12, 2006 (as amended, restated
or supplemented from time to time, the "Indenture"), by and between the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture
Trustee") or, if such terms are not defined therein, such terms shall have the meanings given to such terms in the Amended and Restated Series 2005-1
Supplement, dated as of April 12, 2006 (as amended, restated or supplemented from time to time, the "Supplement"), by and between the Issuer and the
Indenture Trustee.

     (2) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Assignment and Acceptance": Any properly completed agreement substantially in the form of Exhibit C hereto.

     "Collection Date": The date on which the last to occur of the following events occurs: (i) the Aggregate Series 2005-1 Principal Balance has been reduced to zero, (ii) the Purchasers have received all amounts of interest due in respect of the Notes and other amounts due to the

Purchasers in connection with this Agreement, the Indenture and the Supplement and (iii) the Deal Agents have received all amounts due to them in connection with this Agreement.

     "Commercial Paper": On any day, any commercial paper note issued by, or on behalf of, a CP Purchaser for the purpose of financing or maintaining its investment in the Notes, including all such commercial paper notes so issued to re-finance matured commercial paper notes issued by, or on behalf of, such CP
Purchaser that were originally issued to finance or maintain such CP Purchaser's investment in the Notes.

     "Conversion Date": This term shall have the meaning set forth in the
Supplement.

     "CP Purchaser": Any Purchaser which is designated as a CP Purchaser on the signature pages hereto or in an Assignment and Acceptance or a Related Group
Addition Notice pursuant to which it became a party to this Agreement.

     "Deal Agent's Account": With respect to each Deal Agent, the account notified by the Deal Agent to the Issuer as the "Deal Agent's Account".

     "Indemnified Amounts": This term shall have the meaning set forth in
Section 6.1 hereof.

     "Indemnified Party": This term shall have the meaning set forth in Section
6.1 hereof.

     "Liquidity Agent": With respect to any CP Purchaser, the Person acting as agent for its related Liquidity Providers pursuant to a properly completed
Related Group Addition Notice.

     "Liquidity Agreement": Any or all, as the context may require, of each liquidity agreement or liquidity purchase agreement (however denominated) among a Liquidity Agent, one or more related Liquidity Providers, the related CP
Purchaser and any other parties thereto, in each case as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with its terms.

     "Liquidity Provider": Each liquidity bank that, pursuant to the terms of a
Liquidity Agreement, agrees to fund Series 2005-1 Advances pursuant to a properly completed Related Group Addition Notice or an Assignment and
Acceptance.

     "Note": Any Series 2005-1 Note.

     "Percentage": With respect to any Purchaser as of any date of determination, the percentage equivalent of a fraction, the numerator of which is equal to the Purchaser's Purchase Limit and the denominator of which is equal to the aggregate Purchase Limit for all Purchasers.

     "Purchase": The initial purchase by a Purchaser of the Notes from the
Issuer and the payment of any additional Series 2005-1 Advance by a Purchaser.

     "Purchase Limit": The maximum amount of Series 2005-1 Advances that a
Purchaser that is not a CP Purchaser shall, or a CP Purchaser may, in its sole discretion, elect to (or, if the CP Purchaser elects, in its sole discretion, not to fund such Series 2005-1 Advance, the Liquidity

                                      -2-

Provider(s) shall) fund to the Issuer hereunder, as set forth on Schedule 2 hereto (as such Schedule 2 shall be deemed to be amended by a properly executed
Related Group Addition Notice or Assignment and Acceptance).

     "Purchasers": Collectively, any CP Purchaser, any Liquidity Provider and
any other Person that may agree from time to time, pursuant to the pertinent
Assignment and Acceptance or Related Group Addition Notice, to fund a Series
2005-1 Advance hereunder and their successors and assigns.

     "Rating Agency": Any rating agency that has been requested to issue a rating with respect to the Commercial Paper issued by, or on behalf of, a CP
Purchaser.

     "Related Group": For each CP Purchaser, such CP Purchaser and its related
Deal Agent, Liquidity Agent and Liquidity Providers and the term "related" shall have the correlative meaning. Any Purchaser that has no CP Purchaser affiliated with it for purposes of this Agreement shall be treated as its own Related
Group.

     "Related Group Addition Notice": Any properly completed notice substantially in the form of Exhibit B hereto.

     "Restatement Date": April 12, 2006.

     Section 1.2 Other Terms.

     All accounting terms not defined herein shall have the respective meanings given to them under GAAP consistently applied. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP or regulatory principles, the definitions contained in this Agreement or in any certificate or other document shall control.

     Section 1.3 Computation of Time Periods.

     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means
"from and including" and the words "to" and "until" each means "to but excluding."

     Section 1.4 Statutory References.

     References in this Agreement to any section of the UCC shall mean, on or after the effective date of adoption of any revision to the UCC in the applicable jurisdiction, such revised or successor section thereto.

                                      -3-

                                   ARTICLE II

                              PURCHASE OF THE NOTES

     Section 2.1 Sale and Delivery of the Notes.

     (a) On the basis of the representations and warranties and subject to the terms and conditions set forth herein and in the other Transaction Documents, the Issuer agrees to deliver on the Restatement Date, to each of the Persons set forth on Schedule 2, a Note with a maximum aggregate principal amount of up to the amount set forth opposite such Person's name on Schedule 2. The Notes shall be duly executed by the Issuer, duly authenticated by the Indenture Trustee and registered in the name of each of the Persons set forth on Schedule 2 or its nominee. In connection with any transfer of a Note made in accordance with
Section 202 of the Supplement (including the related Series 2005-1 Note Existing
Commitment), the Issuer agrees to deliver a Note in the name of such transferee or its nominee on behalf of such transferee and its Related Group in the maximum aggregate principal amount determined pursuant to the related Assignment and
Acceptance. Any such assignment of a Series 2005-1 Note and all or a portion of the Series 2005-1 Existing Commitment of a Series 2005-1 Noteholder may be
effected by the execution and delivery to the Issuer and the Indenture Trustee of an Assignment and Assumption Agreement and a Related Group Addition Notice.
The actual outstanding principal balance of the Notes will be increased and decreased from time to time in accordance with the terms hereof, the Supplement and the Indenture.

     (b) The Issuer may request (each such request to be substantially in the form of Exhibit A hereto, a "Funding Notice"), to the Deal Agents by delivery of a Funding Notice to the Administrative Agent that the Purchasers make a Series
2005-1 Advance, each such Funding Notice to be irrevocable when given and shall be on the terms and conditions set forth herein and in Section 205(b) of the
Supplement.

     (c) The Issuer may, within 60 days, but no later than 45 days (or such shorter period as may be approved by the parties hereto), prior to the then current Conversion Date, by written notice to each Deal Agent, with a copy to the Indenture Trustee and the Series Enhancer, if any, for Series 2005-1,
request the Purchasers to extend the Conversion Date for an additional period of up to 364 days from the then current Conversion Date. Each of the Purchasers shall make a determination, in its sole discretion and after a full credit review, within 30 days of its receipt of the Issuer's request, as to whether or not it will agree to extend the Conversion Date; provided, however, that the failure of any Purchaser to make a timely response to the Issuer's request for extension of the Conversion Date shall be deemed to constitute a refusal by such
Purchasers to extend the Conversion Date. Any such renewal shall become effective only upon written confirmation to the Issuer by each Deal Agent on behalf of the consenting Purchaser of its agreement to so renew, upon receipt by each Deal Agent of any fees required to be paid in connection with such renewal, and receipt by the Issuer and such Deal Agent of the written consent of the
Series Enhancer for Series 2005-1, if any, to such extension of the Conversion
Date.

                                      -4-

     Section 2.2 Acceptance and Custody of Notes.

     On the Restatement Date, each Deal Agent shall take delivery of the applicable Note and maintain custody thereof on behalf of its related Purchaser.

     Section 2.3 Increase/Reduction of the Series 2005-1 Note Existing
Commitment.

     (a) The Issuer may, upon at least 30 days' written notice to each Purchaser and Deal Agent, with a copy to the Indenture Trustee and the Series Enhancer, terminate in whole, or reduce in part, the then unused Series 2005-1 Note
Existing Commitment of each Series 2005-1 Noteholder; provided, however, that each partial reduction of the Series 2005-1 Note Existing Commitment shall be in amounts equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall be allocated pro rata among the Notes (based on the then current maximum principal amount of each such Note). Each notice of reduction or termination pursuant to this Section 2.3 shall be irrevocable. Notwithstanding the foregoing, the Issuer may on any Business Day reduce to zero and terminate the Series 2005-1 Note Existing Commitment in connection with a refinancing of the Notes upon (a) at least five (5) Business Days prior written notice to each
Deal Agent, with a copy to the Indenture Trustee and the Series Enhancer, if any, specifying the proposed Payment Date of such termination, and (b) payment in full of (i) the principal of, and interest on, the Notes and (ii) Breakage
Costs, if any, and all other Outstanding Obligations of the Issuer under the
Supplement and this Agreement.

     (b) The Issuer may, upon at least 30 days' prior written notice to each
Purchaser, the Series Enhancer and Deal Agent, request an increase in the aggregate Series 2005-1 Note Existing Commitment. Any such increase in the aggregate Series 2005-1 Note Existing Commitment shall require the satisfaction of all of the following conditions: (i) the Rating Agency Condition shall have been satisfied with respect to such increase and (ii) each affected Purchaser, the Control Party and the Series Enhancer shall have approved such increase.

     Section 2.4 Payments, Computations, Etc.

     (a) Unless otherwise expressly provided herein, in the Indenture or the
Supplement, all amounts to be paid or deposited by the Issuer hereunder to a
Deal Agent or a Related Group shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States in immediately available funds to the applicable Deal Agent's Account. The Issuer shall, to the extent permitted by law, pay to the Series 2005-1 Noteholders interest on all amounts not paid or deposited when due on the Notes at the Default Rate, payable on demand, but only to the extent provided in Sections 203(b) and 203(c) of the Supplement. Such
interest shall be retained by the Deal Agents except, in each case, to the extent that such failure to make a timely payment or deposit has continued
beyond the date for distribution by the Deal Agents of such overdue amount to the related Series 2005-1 Noteholders, in which case such interest accruing after such date shall be for the account of, and distributed by the Deal Agents to, such related Series 2005-1 Noteholders. All computations of interest and other fees hereunder shall be made on the basis of a year of 360 days (or, in the case of interest calculated at the Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed.

                                      -5-

     (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next Business Day, and such extension of time shall in such case be included in the computation of payment of any interest or any fee payable hereunder, as the case may be.

                                      -6-

                                  ARTICLE III

                             CONDITIONS OF PURCHASE

     Section 3.1 Conditions Precedent to Initial Purchase.

     The initial Series 2005-1 Advance hereunder is subject to the satisfaction, on or before the date of such purchase, as determined by each Deal Agent, of each condition precedent listed in Schedule 1 hereto and Section 501 of the
Supplement.

     Section 3.2 Conditions Precedent to Each Series 2005-1 Advance.

     Each Series 2005-1 Advance (including the initial Series 2005-1 Advance)
from the Issuer shall be subject to the satisfaction of the conditions precedent listed in Section 502 of the Supplement.

                                      -7-

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of the Issuer.

     The Issuer represents and warrants to the Deal Agents and the Purchasers as follows:

     (1) Information. No information, exhibit, financial statement, document, book, record or report furnished or to be furnished by it to a Deal Agent or a
Purchaser in writing (i) is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the recipient thereof at the time of delivery or thereafter) as of the date so furnished and (ii) no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading in light of the statements made therein, in each case as of the date it is or shall be dated or
(except as otherwise disclosed to the recipient thereof at the time of delivery or thereafter) as of the date so furnished.

     (2) Accuracy of Representations and Warranties. Each representation and warranty made by it contained herein or in any certificate or other document furnished by it pursuant hereto or to any Series 2005-1 Transaction Document or in connection herewith or therewith is true and correct in all material respects as of the date made by it.

     (3) Offer and Sale. Neither the Issuer nor any Person acting on its behalf has offered to sell the Notes by any form of general solicitation or general advertising. The Issuer has not offered or sold the Notes or other similar security in any manner that would render the issuance and sale of the Notes a violation of the Securities Act, require registration pursuant thereto, nor has it authorized nor will it authorize any person to act in such manner.

     Section 4.2 Representations, Warranties and Agreements of the Purchasers.

     Each Purchaser hereby represents and warrants to, and agrees with, the
Issuer that:

     (1) The Purchaser understands that the Note purchased by it has not been registered under the Securities Act or the securities laws of any State and, if the Note is not then registered under applicable federal and State securities law (which registration the Issuer is not obligated to effect), it will not offer to sell, transfer or otherwise dispose of the Note or any portion thereof except in a transaction which is exempt from such registration.

     (2) The Purchaser is acquiring the Note for its own account, and not as a nominee for any other Person, and the Purchaser is not acquiring the Note with a view to or for sale or transfer in connection with any distribution of the Note under the Securities Act, but subject, nevertheless, to the condition that all dispositions of its property shall at all times be within its control.

     (3) The Purchaser is an institutional "accredited investor" of the type described in clause (1) of Section 501(a) of Regulation D under the Securities
Act.

                                      -8-

     (4) The Purchaser is not acquiring the Note with the assets of a Benefit
Plan Investor.

     (5) Neither the Purchaser nor any Person acting on its behalf has offered to sell the Note by any form of general solicitation or general advertising. The
Purchaser has not offered the Note in any manner that would render the issuance and sale of the Note a violation of the Securities Act, or require registration pursuant thereto, nor has it authorized nor will it authorize any person to act in such manner.

                                      -9-

                                   ARTICLE V

                                GENERAL COVENANTS

     Section 5.1 General Covenants of the Issuer.

     The Issuer hereby covenants with each Deal Agent and the Purchasers as follows:

     (1) The Issuer hereby agrees to notify the Deal Agents and the Series
Enhancer, if any, for Series 2005-1 as soon as possible, and in any event within five (5) days after the earlier to occur of (i) actual knowledge and (ii) notice to the Issuer, of (a) the occurrence of any Event of Default, (b) the occurrence of any Early Amortization Event, (c) any fact, condition or event which, with the giving of notice or the passage of time or both, could become an Event of
Default, (d) any fact, condition or event which, with the giving of notice or the passage of time or both, could become an Early Amortization Event, (e) the failure of the Issuer to observe any of its material undertakings under the
Series 2005-1 Transaction Documents or (f) any change in the status or condition of the Issuer or the Manager that would reasonably be expected to adversely affect the Issuer's or the Manager's ability to perform its obligations under the Series 2005-1 Transaction Documents.

     (2) The Issuer agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Note in a manner that would require the registration under the Securities Act of the sale to any Purchaser of any Note.

     (3) Any notice of any voluntary Prepayment of the Notes made in accordance with the provisions of Section 204(b) of the Supplement shall be irrevocable when given.

                                      -10-

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section 6.1 Indemnities by the Issuer.

     Without limiting any other rights which the Deal Agents, the Liquidity
Agents, the Purchasers or any of their respective Affiliates, officers, directors, employees and/or agents thereof or their respective successors and assigns may have hereunder or under applicable law, the Issuer hereby agrees to indemnify each of the Deal Agents, the Liquidity Agents, the Purchasers and each of their respective officers, directors, employees, counsel and agents thereof
(each, an "Indemnified Party") from and against any and all liabilities, losses, damages, costs and expenses (including reasonable and documented, out-of-pocket costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party, except to the extent caused by the gross negligence or willful misconduct of the Indemnified Party (all of the foregoing being collectively referred to as "Indemnified Amounts") as a result of claims, actions, suits or judgments asserted or imposed against an Indemnified Party and arising out of this Agreement and the Transaction Documents or the transactions contemplated thereby or the ownership or security interest in any Transferred
Assets as contemplated herein including, without limitation, as a result of (i)
an action or inaction by the Issuer that is contrary to the terms of this
Agreement or any other Transaction Document to which it is a party, (ii) a breach by the Issuer of any of its covenants and agreements set forth in this
Agreement or any other Transaction Document to which it is a party, (iii) any information provided by the Issuer in writing being untrue in any material respect as of the date provided, and (iv) any representation or warranty of the
Issuer proven to have been false or misleading in any material respect when made or deemed made in this Agreement or in any Transaction Document.

     Promptly after receipt by an Indemnified Party of notice of the assertion of a claim or the commencement of a proceeding by a third party with respect to any matter referred to in this Section 6.1 which could be the subject of an indemnification claim against the Issuer hereunder, such Indemnified Party shall give written notice thereof to the Issuer and thereafter shall keep the Issuer reasonably informed with respect thereto; provided, however, that failure of an
Indemnified Party to give the Issuer written notice as provided herein shall not relieve the Issuer of its obligations hereunder unless the Issuer is materially and adversely prejudiced thereby and, in any such instance, the indemnification obligation of the Issuer to such Indemnified Party shall only be reduced by the amount of incremental costs or losses to the Issuer related to the failure to deliver such notice in a timely manner. If any such proceeding (including any litigation, arbitration or similar proceeding) shall be brought against any
Indemnified Party, the Issuer or the Manager shall be entitled to assume the defense thereof at the Issuer's or the Manager's expense with counsel chosen by the Issuer or the Manager and reasonably satisfactory to the Indemnified Party;
provided, however, that any Indemnified Party may at its own expense retain separate counsel to participate in such defense. The Issuer and the Manager shall not be liable under this Article VI for any amount paid in settlement of such claims or proceedings without the consent of the Issuer or the Manager unless such consent is unreasonably withheld. All Indemnified Amounts shall be paid to the appropriate Indemnified Party within 30 days after such Indemnified
Party's written demand for such amount.

                                      -11-

         Notwithstanding anything to the contrary, the Issuer's obligations to make payments under this Section 6.1 shall be limited solely to funds available from time to time for such purpose pursuant to Section 302 or Section 806 of the
Indenture and to the extent they are not so paid, such obligations shall not constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code)
against the Issuer.

                                      -12-

                                  ARTICLE VII

                                 THE DEAL AGENT

     Section 7.1 Authorization and Securities Action.

     Each Purchaser hereby designates and appoints its related Deal Agent as a
Deal Agent hereunder, and authorizes its related Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal
Agents by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Purchaser and each Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or any other Deal Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of a Purchaser or a Deal Agent shall be read into this
Agreement or otherwise exist for any Purchaser or any Deal Agent. In performing its functions and duties hereunder, each Deal Agent shall act solely as agent for its related Purchaser and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Deal Agents shall not be required to take any action which exposes the Deal Agents to personal liability or which is contrary to this Agreement, any other Series 2005-1 Transaction Document or applicable law. The appointment and authority of the Deal Agents hereunder shall terminate on the Collection Date.

     Section 7.2 Delegation of Duties.

     Each Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 7.3 Exculpatory Provisions.

     The Deal Agents and any of their respective directors, officers, agents or employees shall not be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct) or (ii)
responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III hereof. The Deal Agents shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. No Deal Agent shall be deemed to have knowledge of any
Event of Default or Early Amortization Event unless such Deal Agent has received written notice to such effect from the Issuer, the Indenture Trustee or a
Purchaser.

                                      -13-

     Section 7.4 Reliance.

     The Deal Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Deal Agents. The Deal Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Purchasers, as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Deal Agents shall have received such advice, the Deal
Agents may take or refrain from taking any action as such Deal Agents shall deem advisable and in the best interests of the related Purchasers. The Deal Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with a request of the related Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all
Purchasers.

     Section 7.5 Non-Reliance on Deal Agents and Other Purchasers.

     Each Purchaser expressly acknowledges that none of the Deal Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agents hereafter taken, including, without limitation, any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Deal Agents. Each Purchaser represents and warrants to the Deal
Agents that it has made and will make, independently and without reliance upon the Deal Agents or any other Purchaser and based on such documents and information as it has deemed appropriate, its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and the Manager and made its own decision to enter into this Agreement.

     Section 7.6 Deal Agent in its Individual Capacity.

     Any of the Deal Agents and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though the Deal Agents were not the Deal Agents hereunder. With respect to the acquisition of the Notes pursuant to this
Agreement, each of the Deal Agents and their Affiliates shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not a Deal Agent and the terms "Purchaser" and
"Purchasers" shall include the Deal Agents in their individual capacity, if any such Deal Agent shall become a Purchaser hereunder.

     Section 7.7 Successor Deal Agent.

     Each Deal Agent may, upon 5 days' notice to the Issuer, the related
Purchasers and the Series Enhancer, if any, and each Deal Agent will, upon the direction of all of its related Purchasers, resign as Deal Agent. If such Deal
Agent shall resign, then the Purchasers related to such Deal Agent during such
5-day period shall appoint from among the applicable Purchasers a

                                      -14-

successor agent. If for any reason no successor Deal Agent is appointed during such 5-day period, then effective upon the termination of such 5-day period, the
Purchasers related to such Deal Agent shall perform all of the duties of a Deal
Agent hereunder and the Issuer shall for all purposes deal directly with such
Purchasers. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Article VI and Article VII hereof shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement. Any retiring Deal Agent shall provide prompt written notice of its resignation hereunder to each Rating Agency.

                                      -15-

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 Amendments and Waivers.

     (1) No amendment, waiver or modification of any provision of this Agreement shall be effective without the written agreement of the Issuer, Purchasers representing in aggregate more than fifty percent (50%) of the then aggregate
Series 2005-1 Note Existing Commitment (or, if the Conversion Date has occurred, the then Aggregate Series 2005-1 Principal Balance), the Deal Agents and, unless such amendment or modification deals solely with the matters set forth in
Article VII hereof, the Control Party for Series 2005-1; provided, however, that no such amendment, modification or waiver shall:

     (a) without consent of each affected Purchaser and Deal Agent, (A) reduce the amount of any fee payable to the Purchasers or the Deal Agents for the benefit of the Purchasers, (B) consent to, or permit the assignment or transfer by the Issuer of any of its rights and obligations under this Agreement, (C)
amend this Agreement in any way that would require the consent of each
Noteholder under Section 1002(a) of the Indenture, (D) extend the Conversion
Date or increase its Series 2005-1 Note Existing Commitment or (E) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (D) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

     (b) without the written consent of each affected Deal Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of each such Deal Agent.

Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any modification or waiver shall apply to each of the Purchasers equally and shall be binding upon the Issuer, the
Purchasers and the Deal Agents.

     (2) The Deal Agents shall provide prompt written notice of the nature of each amendment to this Agreement, and shall, simultaneously therewith, deliver a copy of such amendment to each Rating Agency.

     Section 8.2 Notices, Etc.

     All demands, notices and communications hereunder shall be in writing, personally delivered, by facsimile (with subsequent telephone confirmation of receipt thereof), or sent by internationally recognized overnight courier service, to the addresses set forth on the signature pages hereto (and for the
Administrative Agent, to the address set forth in the Indenture) or at other such address as shall be designated by such party in a written notice to the other parties hereto. Notice shall be effective and deemed received (a) two days after being delivered to the courier service, if sent by courier, (b) upon receipt of confirmation of transmission, if sent by telecopy, or (c) when delivered, if delivered by hand.

                                      -16-

     Section 8.3 No Waiver; Remedies.

     No failure on the part of a Deal Agent or a Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 8.4 Binding Effect.

     This Agreement shall be binding upon and inure to the benefit of the
Issuer, the Deal Agents, the Purchasers and their respective successors and permitted assigns.

     Section 8.5 Term of this Agreement.

     This Agreement, including, without limitation, the Issuer's obligations to observe its covenants and agreements set forth herein, shall remain in full force and effect until the Collection Date; provided, however, that the obligations of the Issuer under the indemnification and payment provisions of
Article VI and the provisions of Section 8.9 and Section 8.10 and the agreements of the parties contained in Sections 8.6, 8.7, 8.8 and 8.12 shall be continuing and shall survive any termination of this Agreement.

     Section 8.6 GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE
GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF
CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO
SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK .

     Section 8.7 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

     (1) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO
WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER
SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT
OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF
THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL
WITHOUT A JURY.

     (2) THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE
JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE COUNTY
OF NEW YORK, SOLELY FOR THE PURPOSES OF ANY ACTION, SUIT OR PROCEEDING BROUGHT
AGAINST IT AND TO OR IN CONNECTION WITH THIS AGREEMENT ANY OF THE SERIES 2005-1
TRANSACTION

                                      -17-

DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR
ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND
UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR
PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. IN THE EVENT THAT ANY
SUCH ACTION, SUIT OR PROCEEDING IS BROUGHT IN A STATE COURT, THE PARTIES WILL
SEEK ASSIGNMENT TO THE COMMERCIAL PART OF SAID COURT. THE PARTIES HERETO AGREE
THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE
AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY
OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE
PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A
DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS
NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION
OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,
ACTION OR PROCEEDING IS IMPROPER OR THAT THE SERIES 2005-1 TRANSACTION DOCUMENTS
OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (3) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO SHALL NOT
SEEK AND HEREBY WAIVE THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT
BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO
GRANT AN ENFORCEMENT OF SUCH JUDGMENT.

     Section 8.8 Inspection Rights, Costs, Expenses and Taxes.

     In addition to the rights of indemnification granted to the Deal Agents, the Purchasers and their respective Affiliates under Article VI hereof, the
Issuer agrees to pay on demand all costs and expenses incurred by a Purchaser, a
Deal Agent and their respective Affiliates, successors or assigns, with respect to enforcing their respective rights and remedies as against the Issuer under this Agreement, the Indenture, any Note, any other Series 2005-1 Transaction
Document and the other documents to be delivered hereunder or in connection herewith; provided, however, that none of the Deal Agents, any Purchaser or any
Affiliate thereof shall be entitled to any such payment (and shall reimburse the
Issuer for any such payments previously received) if such person has been determined by a court of competent jurisdiction to not be entitled to receive indemnification pursuant to Article VI hereof in connection with such enforcement. The Issuer also agrees to pay on demand all costs and expenses of the Purchasers and the Deal Agents, and their respective Affiliates, successors or assigns, if any (including reasonable and documented counsel fees and expenses), incurred in connection with the negotiation, execution, and delivery of this Agreement and the transactions contemplated hereby, any removal of the
Manager or the enforcement, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Series 2005-1 Transaction Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the
Purchasers and the Deal Agents with respect thereto and with respect

                                      -18-

to advising the Purchasers and the Deal Agents as to their rights and remedies under this Agreement, the Series 2005-1 Transaction Documents and the other agreements executed pursuant hereto; provided, however, that the Issuer's obligation to pay any such costs or expenses incurred in connection with the ongoing inspection of the books and records of the Issuer will be subject to such limitations and conditions as are set forth in Section 1304 of the
Indenture. Any amounts subject to the provisions of this Section 8.8 shall be paid by the Issuer to the applicable Deal Agent on the Payment Date immediately following such Deal Agent's demand therefor. Notwithstanding anything to the contrary, the Issuer's obligations to make payments under this Section 8.8 shall be limited solely to funds available from time to time for such purpose pursuant to Section 302 or Section 806 of the Indenture and to the extent they are not so paid, such obligations shall not constitute a "claim" (as defined in Section
101(5) of the Bankruptcy Code) against the Issuer.

     Section 8.9 No Proceedings.

     (a) Each of the Issuer, the Deal Agents, the Purchasers and the Liquidity
Agents hereby agrees that it will not institute, or join any other Person in instituting, against any CP Purchaser any bankruptcy, insolvency, winding up, dissolution, receivership, conservatorship or other similar proceeding or action so long as any Commercial Paper issued by any CP Purchasers shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such Commercial Paper shall have been outstanding.

     (b) Notwithstanding any prior termination of this Agreement, each Deal
Agent, Purchaser, Liquidity Provider and Liquidity Agent agrees that it shall not, with respect to the Issuer, institute or join any other Person in instituting any proceeding of the type referred to in the definition of
"Bankruptcy Event" against or with respect to the Issuer or so long as any
Outstanding Obligation shall be unpaid and there shall not have elapsed one year plus one day since the last day on which any such Outstanding Obligation shall have been unpaid. The foregoing shall not limit the right of any such Person to file any claim in or otherwise take any action with respect to any such proceeding that was instituted against Issuer by any Person other than any Deal
Agent, Purchaser, the Liquidity Provider or Liquidity Agent. In addition, each
Deal Agent, Purchaser, Liquidity Provider and Liquidity Agent agrees that all amounts owed to it by Issuer shall be payable solely from amounts that become available for such payment pursuant to the Series 2005-1 Transaction Documents, and no such amounts shall constitute a claim (as defined in Section 101(5) of the Bankruptcy Code) against Issuer to the extent that they are in excess of the amounts available for their payment.

     "Bankruptcy Event" means, for any Person, any of the following events:

     (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such
Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days; or any order for relief in respect of such Person shall be entered in an

                                      -19-

involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect, or

     (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or the like, for such Person or any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

     Section 8.10 Recourse Against Certain Parties.

     (a) No recourse under or with respect to any obligation, covenant or agreement, (including, without limitation, the payment of any fees or any other obligations) of any of the Issuer, any Purchaser or any Deal Agent as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such party or any incorporator, affiliate, stockholder, member, manager, officer, employee or director of such party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such party contained in this
Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such party or any incorporator, stockholder, member, manager, affiliate, officer, employee or director of such party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such party contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such party and each incorporator, stockholder, member, manager, affiliate, officer, employee or director of such party or of any such administrator, or any of them, for breaches by such party of any such obligations, covenants or agreements which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

     (b) Notwithstanding anything contained in this Agreement or any other
Series 2005-1 Transaction Document, no CP Purchaser shall have any obligation to pay any amount required to be paid by it hereunder or thereunder to its Deal
Agent, or to any other Person, in excess of any amount available to such CP
Purchaser after paying or making provision for the payment of its Commercial
Paper. All payment obligations of a CP Purchaser hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial
Paper; and each Liquidity Agent, the Issuer and each Deal Agent agrees that they shall not have a "claim" (as defined in Section 101(5) of the Bankruptcy Code)
if and to the extent that any such payment obligation exceeds the amount available to a CP Purchaser to pay such amounts after paying or making provision for the payment of its Commercial Paper.

                                      -20-

     Section 8.11 Ratable Payments.

     If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of any amount of the principal amount of any Note or other amount owing to such Purchaser (other than payments received pursuant to
Article VI) in a greater proportion than that received by any other Purchaser, such Purchaser agrees, promptly upon demand, to pay to the Deal Agent, for distribution ratably to all other Purchasers, the amount of such excess such that all Purchasers shall receive their ratable portion of such payment.

     Section 8.12 Confidentiality.

     (1) Each of the Deal Agents, the Purchasers and the Issuer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to any prospective assignees or participants and to its external accountants and attorneys and as required by law, applicable accounting requirements or order of any judicial or administrative proceeding and (ii) disclose the existence of this Agreement, but not the financial terms thereof.

     (2) Anything herein to the contrary notwithstanding, the Issuer hereby consents to the disclosure of any nonpublic information with respect to it (i)
to the Deal Agents, the Liquidity Agents, the Liquidity Providers, prospective
Liquidity Providers or a Purchaser by each other, (ii) by a Deal Agent or the
Purchasers to any prospective or actual assignee or participant of any of them or (iii) by a Deal Agent to any rating agency that provides a rating for the
Commercial Paper, any Commercial Paper dealer or placement agent or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to keep such information confidential pursuant to the terms of this Section 8.12. In addition, the Purchasers, the Liquidity
Agents, the Liquidity Providers and the Deal Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings
(whether or not having the force or effect of law).

     Section 8.13 Execution in Counterparts; Severability; Integration.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Execution and delivery of this
Agreement by facsimile signature shall constitute execution and delivery of this
Agreement for all purposes hereof with the same force and effect as execution and delivery of a manually signed copy hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This
Agreement contains the final and complete integration of all prior expressions by the parties hereto with

                                      -21-

respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     Section 8.14 Effect on Original Agreement. Notwithstanding that this
Agreement is amended and restated as of April 12, 2006, nothing contained herein shall be deemed to cause a novation of the transactions and indebtedness effected under the original agreement that was executed on August 1, 2005, as amended and supplemented to date.

     Section 8.15 Third Party Beneficiary. For purposes of Sections 2.1(c), 2.3,
5.1(1) and 7.7 of this Agreement, the Series Enhancer for Series 2005-1 is a third party beneficiary of this Agreement and shall have full power and authority to enforce the obligations of the parties set forth in Sections
2.1(c), 2.3, 5.1(1) and 7.7 hereof, but solely to the extent of any rights explicitly granted to the Series Enhancer in such sections.

                            [Signature pages follow.]

                                      -22-

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

THE ISSUER:                             TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its manager

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        100 Manhattanville cRoad
                                        Purchase, New York 10577-2135
                                        Attn: Chand Khan
                                        Email: chand.khan@talinternational.com

                                        With a copy to:

                                        TAL International Container Corporation
                                        100 Manhattanville Road
                                        Purchase, New York 10577-2135
                                        Attn: Chand Khan, Vice President and
                                              Chief Financial Officer
                                        Fax: 914 697 2526

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

THE PURCHASERS, CP PURCHASERS
DEAL AGENTS, LIQUIDITY PROVIDERS
AND LIQUIDITY AGENTS:

                                        SCALDIS CAPITAL LIMITED,
                                        as CP Purchaser

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Scaldis Capital Limited
                                        Whitely Chambers, Don Street,
                                        St. Helier, Jersey, JE4 9WG,
                                        Channel Islands
                                        Attn: SPV Services
                                        Fax: 0044 1534 504 444
                                        Tel: 0044 1534 504 000

                                        with a copy to:
                                        MeesPierson Intertrust B.V.
                                        Rokin 55, 1012 KK Amsterdam
                                        The Netherlands
                                        Attn: Corporate Trust Department
                                        Fax: 0031 20 521 4832
                                        Tel: 0031 20 521 4738
                                        E-Mail: scaldis@fortisintertrust.com

                                        and

                                        Fortis Bank Global Markets
                                        520 Madison Avenue
                                        New York, NY 10022
                                        Attn: Securitization
                                        Fax: 646 282 4655
                                        Tel: 212 418 8756
                                        Email: mark.hirshorn@us.fortis.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        GOTHAM FUNDING CORPORATION,
                                        as CP Purchaser

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Gotham Funding Corporation
                                        c/o The Bank of Tokyo-Mitsubishi UFJ,
                                        Ltd., New York Branch
                                        1251 Avenue of the Americas, 10th Floor
                                        Attn: Securitization Group
                                        Fax: 212 782 6998
                                        Tel: 212-782-4908
                                        Email: hbatson@us.mufg.jp

                                        With a copy to

                                        The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                                        New York Branch
                                        1251 Avenue of the Americas, 10th Floor
                                        Attn: Securitization Group
                                        Fax: 212 782 6998
                                        Tel: 212 782 4908
                                        Email: hbatson@us.mufg.jp

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        ALPINE SECURITIZATION CORPORATION,
                                        as CP Purchaser

                                        By: Credit Suisse, New York Branch,
                                            its Attorney-in-Fact

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        c/o Credit Suisse
                                        Eleven Madison Avenue, 4th Floor
                                        New York, NY 10010
                                        Attn: Joseph Soave/Alex Smith
                                        Fax: 212 325 4519
                                        Tel: 212 325 9082
                                        Email: abcp.monitoring@credit-suisse.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        PARADIGM FUNDING LLC,
                                        as CP Purchaser

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AMACAR Group L.L.C.
                                        6525 Morrison Boulevard, Suite 318
                                        Charlotte, NC 28211
                                        Attn: Doris Hearn
                                        Fax: 704 365 1362
                                        Tel: 704 365 0569
                                        Email: djhearn@amacar.com

                                        With a copy to:

                                        WestLB AG, New York Branch
                                        1211 Avenue of the Americas
                                        New York, NY 10036
                                        Attn: J. Mark Hemmann
                                        Fax: 212 597 5478
                                        Tel: 212 597 1308
                                        Email: mark_hemmann@westlb.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        HSH NORDBANK AG, NEW YORK BRANCH,
                                        as Purchaser

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        230 Park Avenue, 32nd Floor
                                        New York, NY 10169
                                        Attn: Hari Raghavan; Linh Duong
                                        Fax: 212 407 6033
                                        Tel: 212 407 6054
                                        Email: hari.raghavan@hsh-nordbank.com;
                                        linh.duong@hsh-nordbank.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        ING BANK N.V.,
                                        as Purchaser

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        ING Bank N.V.
                                        Bijlmerplein 888,
                                        1102 MG Amsterdam, The Netherlands
                                        Attn: Jules Oscar Kollmann/Aleksandra
                                        Krstic
                                        Fax: + 31 20 57 68513
                                        Tel: + 31 20 56 35096
                                        Email: jules.kollmann@ingbank.com;
                                        Aleksandra.krstic@ingbank.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        FORTIS BANK S.A./N.V.,
                                        as Scaldis Deal Agent

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MeesPierson Intertrust B.V.
                                        Rokin 55
                                        1012 KK Amsterdam
                                        The Netherlands
                                        Attn: Corporate Trust Department
                                        Fax: 011 31 20 521 4832
                                        Tel: 011 31 20 521 4738
                                        Email: scaldis@fortisintertrust.com

                                        With a copy to:

                                        Fortis Bank Global Markets
                                        520 Madison Avenue
                                        New York, NY 10022
                                        Attn: Securitization
                                        Fax: 646 282 4655
                                        Tel: 212 418 8756
                                        Email: mark.hirshorn@us.fortis.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        THE BANK OF TOKYO-MITSUBISHI
                                        UFJ, LTD., NEW YORK BRANCH,
                                        as Gotham Deal Agent

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                                        New York Branch
                                        1251 Avenue of the Americas, 10th Floor
                                        Attn: Securitization Group
                                        Fax: 212 782 6998
                                        Tel: 212 782 4908
                                        Email: hbatson@us.mufg.jp

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        CREDIT SUISSE, NEW YORK BRANCH,
                                        as Alpine Deal Agent

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Eleven Madison Avenue, 4th Floor
                                        New York, NY 10010
                                        Attn: Joseph Soave/Alex Smith
                                        Fax: 212 325 4519
                                        Tel: Tel: 212 325 9082
                                        Email: abcp.monitoring@credit-suisse.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                        WESTLB AG, NEW YORK BRANCH,
                                        as Paradigm Funding LLC Deal Agent

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        WestLB AG, New York Branch
                                        1211 Avenue of the Americas
                                        New York, NY 10036
                                        Attn: J. Mark Hemmann
                                        Fax: 212 597 5478
                                        Tel: 212 597 1308
                                        Email: mark_hemmann@westlb.com

                                        With a copy to:

                                        WestLB AG, New York Branch
                                        1211 Avenue of the Americas
                                        New York, NY 10036
                                        Attn: Surveillance
                                        Email: nyc_abs_surveillance@westlb.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       FORTIS BANK S.A./N.V., CAYMAN ISLANDS
                                       BRANCH,
                                       as the Scaldis Liquidity Provider

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       Three Stamford Plaza
                                       301 Tresser Blvd.
                                       Stamford, CT  06901
                                       Fax: (203) 705-5900
                                       Tel: (203) 705-5700

                                       With a copy to:

                                       Fortis Capital Corp.
                                       101 Hudson Street, 21st Floor
                                       Jersey City, NJ  07302
                                       Attention: Marlene Purrier-Ellis/ Loan
                                       Operations
                                       fax: 201 631 8181
                                       Tel: 201 631 8187
                                       Email: marlene.ellis@fortiscapitalusa.com

                                       and

                                       Fortis Bank Global Markets
                                       520 Madison Avenue
                                       New York, NY  10022
                                       Attention: Securitization
                                       Fax: 646 282 4655
                                       Tel: 212 418 8756
                                       Email: mark.hirshorn@us.fortis.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       BTMU CAPITAL CORPORATION,
                                       as Gotham Liquidity Provider

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       BTMU Capital Corporation
                                       111 Huntington Avenue, Suite 400
                                       Boston, MA 02199-8001
                                       Attn: Sandy Ironfield - Portfolio
                                       Servicing
                                       Fax: 617 345 1444
                                       Phone: 617 345 5715
                                       Email: sironfield@btmucapital.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       CREDIT SUISSE, NEW YORK BRANCH,
                                       as Alpine Liquidity Provider

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       Eleven Madison Avenue, 4th Floor
                                       New York, NY 10010
                                       Attn: Joseph Soave/Alex Smith
                                       Fax: 212 325 4519
                                       Tel: Tel: 212 325 9082
                                       Email: abcp.monitoring@credit-suisse.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       WESTLB AG, NEW YORK BRANCH,
                                       as Paradigm Funding LLC Liquidity
                                       Provider

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       WestLB AG, New York Branch
                                       1211 Avenue of the Americas
                                       New York, NY 10036
                                       Attn: J. Mark Hemmann
                                       Fax: 212 597 5478
                                       Tel: 212 597 1308
                                       Email: mark_hemmann@westlb.com

                                       With a copy to:

                                       WestLB AG, New York Branch
                                       1211 Avenue of the Americas
                                       New York, NY 10036
                                       Attn: Surveillance
                                       Email: nyc_abs_surveillance@westlb.com;
                                       paradigm.admin@db.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       FORTIS BANK S.A./N.V.,
                                       as the Scaldis Liquidity Agent

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       MeesPierson Intertrust B.V.
                                       Rokin 55
                                       1012 KK Amsterdam
                                       The Netherlands
                                       Attn: Corporate Trust Department
                                       Fax: 011 31 20 521 4832
                                       Tel: 011 31 20 521 4738
                                       Email: scaldis@fortisintertrust.com

                                       With a copy to:

                                       Fortis Bank Global Markets
                                       520 Madison Avenue
                                       New York, NY 10022
                                       Attn: Securitization
                                       Fax: 646 282 4655
                                       Tel: 212 418 8756
                                       Email: mark.hirshorn@us.fortis.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
                                       NEW YORK BRANCH,
                                       as Gotham Liquidity Agent

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                                       New York Branch
                                       1251 Avenue of the Americas, 10th Floor
                                       Attn: Securitization Group
                                       Fax: 212 782 6998
                                       Tel: 212 782 4908
                                       Email: hbatson@us.mufg.jp

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       CREDIT SUISSE, NEW YORK BRANCH,
                                       as Alpine Liquidity Agent

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       Eleven Madison Avenue, 4th Floor
                                       New York, NY 10010
                                       Attn: Joseph Soave/Alex Smith
                                       Fax: 212 325 4519
                                       Tel: Tel: 212 325 9082
                                       Email: abcp.monitoring@credit-suisse.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                       WESTLB AG, NEW YORK BRANCH,
                                       as Paradigm Funding LLC Liquidity Agent

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       By
                                          --------------------------------------
                                       Name:
                                       Title:

                                       WestLB AG, New York Branch
                                       1211 Avenue of the Americas
                                       New York, NY 10036
                                       Attn: J. Mark Hemmann
                                       Fax: 212 597 5478
                                       Tel: 212 597 1308
                                       Email: mark_hemmann@westlb.com

                                       With a copy to:

                                       WestLB AG, New York Branch
                                       1211 Avenue of the Americas
                                       New York, NY 10036
                                       Attn: Surveillance
                                       Email: nyc_abs_surveillance@westlb.com;
                                       paradigm.admin@db.com

                                           SERIES 2005-1 NOTE PURCHASE AGREEMENT

                                   SCHEDULE 1
              CONDITIONS PRECEDENT TO INITIAL SERIES 2005-1 ADVANCE

     As required by Section 3.1 of this Agreement, each of the following items must be delivered to each Deal Agent prior to the date of the initial Series
2005-1 Advance:

     (1) The Notes shall have been duly authorized, executed and delivered by the Issuer and authenticated by the Indenture Trustee.

     (2) A copy of this Agreement, duly executed by the Issuer and all other parties thereto.

     (3) A certificate of the Secretary or Assistant Secretary of the Issuer
dated the Closing Date, certifying (i) the names and true signatures of its respective incumbent officers authorized to sign this Agreement and the other documents to be delivered by it hereunder (on which certificate the Deal Agents and the Purchasers may conclusively rely until such time as the Deal Agents shall receive from the Issuer a revised certificate meeting the requirements of this paragraph (3)), (ii) that copies of its charter documents attached thereto are complete and correct copies and that such charter documents have not been amended, modified or supplemented and are in full force and effect, (iii) that the copy of its by-laws attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect and (iv) the resolutions of its board of directors approving and authorizing the execution, delivery and performance by it of this Agreement and the documents related hereto and thereto.

     (4) Good standing certificate for the Issuer from the Secretary of State of
Delaware.

     (5) Copies of the Indenture, and all other Series 2005-1 Transaction
Documents (other than this Agreement), in form and substance satisfactory to the
Deal Agents, each duly executed and delivered by each party thereto.

     (6) Copies of all certificates and opinions of counsel delivered pursuant to or in connection with the execution and delivery of the other Series 2005-1
Transaction Documents, which shall be in form and content satisfactory to and each addressed to the Deal Agents for the benefit of the Purchasers.

     (7) An officer's certificate of a responsible officer of the Issuer to the effect that each of the conditions to the initial Purchase hereunder has been satisfied.

     (8) An opinion of counsel to the Indenture Trustee as to the due organization of the Indenture Trustee, the enforceability of the Indenture and as to such other matters as the Deal Agents may reasonably request.

     (9) All fees and expenses required by this Agreement and the other documents to be delivered hereunder or in connection herewith to be paid on or before the Closing Date.

     (10) Each of the other conditions precedent, documents, certifications and opinions required to be satisfied or provided pursuant to the Indenture.

                                                                      SCHEDULE 2

                                 PURCHASE LIMITS

            Purchaser              Purchase Limit
            ---------              --------------
Scaldis Capital Limited             $100,000,000
Alpine Securitization Corp.         $ 50,000,000
Paradigm Funding LLC                $ 40,000,000
HSH Nordbank AG, New York Branch    $ 40,000,000
ING Bank N.V.                       $ 40,000,000
Gotham Funding Corporation          $ 30,000,000

                                       2-1

                                                                       EXHIBIT A

                FORM OF COMPLIANCE CERTIFICATE AND FUNDING NOTICE

          I, _______________________________, _______________ of TAL ADVANTAGE I
LLC (the "Issuer"), hereby certify that, with respect to that certain Amended and Restated Series 2005-1 Note Purchase Agreement, dated as of August 1, 2005
(the "Note Purchase Agreement"; all defined terms in the Note Purchase Agreement and the Supplement are incorporated herein by reference):

          (i) The Issuer hereby requests that a Series 2005-1 Advance be made in accordance with the following terms:

          (a) The Series 2005-1 Advance shall be in an amount equal to
     _______________.(1)

          (b) The date of such Series 2005-1 Advance shall be
     __________________.(2)

          (ii) The representations and warranties contained in Section 4.1 of the Note Purchase Agreement and Article VI of the Supplement are true and correct as though made on the date hereof.

          (iii) Except as described below, no event has occurred and is continuing, or would result from any Series 2005-1 Advance occurring on the date hereof, which constitutes an Event of Default or an Early Amortization
     Event.

          (iv) As of the date hereof, the Aggregate Series 2005-1 Principal
     Balance (after giving effect to the Series 2005-1 Advance requested hereby)
     does not exceed the Purchase Limit of the Series 2005-1 Noteholders. For
     purposes hereof, the Aggregate Series 2005-1 Principal Balance and the
     Purchase Limit have been re-calculated by the Issuer based upon amounts and percentages as of the date hereof (after giving effect to the Series 2005-1
     Advance requested hereby).

          (v) On and as of such day, the Issuer has each performed in all material respects all of the agreements (including those set forth in
     Article V of the Supplement) contained in the Note Purchase Agreement and the other Series 2005-1 Transaction Documents to which it is a party to be performed by the Issuer at or prior to such day.

          (vi) The Conversion Date has not occurred.

----------
(1)  Each Series 2005-1 Advance shall be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof.

(2)  At least two (2) Business Days' notice is required from the Issuer.

                                       A-1

          This certificate has been signed as of the date first above written.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its manager

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       A-1

          This is the ___ day of ______________, 20___.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its manager

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       A-2

                                                                       EXHIBIT B

                              FORM OF RELATED GROUP
                                 ADDITION NOTICE

          Each of the undersigned hereby agrees to be bound by the terms of the
Note Purchase Agreement referred to below as fully as if it were a signatory thereto.

Dated:
       ------------------------------

THE LIQUIDITY PROVIDERS:                [             ]

                                        Purchase Limit: $
                                                         -----------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        [Address]

                                        Attention:
                                                   -----------------------------
                                        Facsimile Number:
                                                          ----------------------
                                        Telephone Number:
                                                          ----------------------

THE CP PURCHASERS:                      [             ]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        [Address]
                                        Attention:
                                                   -----------------------------
                                        Facsimile Number:
                                                          ----------------------
                                        Telephone Number:
                                                          ----------------------

THE DEAL AGENTS:                        [             ]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [Address]
                                        Attention:
                                                   -----------------------------
                                        Facsimile Number:
                                                          ----------------------
                                        Telephone Number:
                                                          ----------------------

                                       B-1

THE LIQUIDITY AGENTS:                   [             ]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        [Address]
                                        Attention:
                                                   -----------------------------
                                        Facsimile Number:
                                                          ----------------------
                                        Telephone Number:
                                                          ----------------------

                                       B-2

                                   SCHEDULE I

1. Purchase Limit of Related Group: $_____________

2. Percent Interest of Related Group: __%

                                       B-3

                                                                       EXHIBIT C

                        FORM OF ASSIGNMENT AND ACCEPTANCE

          Reference is made to the Amended and Restated Series 2005-1 Note
Purchase Agreement, dated as of August __, 2005 (as such agreement may be amended, restated, replaced or otherwise modified from time to time, the
"Agreement"), by and among TAL ADVANTAGE I LLC, as Issuer, Noteholders and other financial institutions signatory to the Agreement, the financial institutions made party thereto from time to time pursuant to an Assignment and Acceptance
Agreement or a Related Group Addition Notice and listed under the heading
"Purchasers" together with their respective successors and assigns (each, as designated, a "CP Purchaser" or a "Purchaser" and collectively the "CP
Purchaser" or the "Purchasers"), the financial institutions made party to the
Agreement from time to time pursuant to a Related Group Addition Notice and listed under the heading "Deal Agents" together with their respective successors and assigns (each a "Deal Agent" and collectively the "Deal Agents"), the financial institutions made party to the Agreement from time to time pursuant to an Assignment and Acceptance or a Related Group Addition Notice and listed under the heading "Liquidity Providers" together with their respective successors and assigns (the "Liquidity Providers") and the financial institutions made party to this Agreement from time to time pursuant to a Related Group Addition Notice and listed under the heading "Liquidity Agents" together with their respective successors and assigns (the "Liquidity Agents"). Terms defined in the Agreement or the Indenture referred to therein are used herein with the same meaning.

          _________________________________________ (the "Assignor") and
____________________________________(the "Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the
Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Annex
1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitations, such interest in the Assignor's Purchase Limit.
After giving effect to such sale and assignment, the Assignee's and the
Assignor's Purchase Limits will be as set forth in Section 2 of Annex 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representation made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto;
and [(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any member of its Related Group, or the performance by any member of its Related Group of any of their obligations under the Agreement or any other instrument or document furnished pursuant thereto.]

          3. The Assignee (i) confirms that it has received a copy of the
Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon [any member of its Related
Group,] the Assignor or any other party to the Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its

                                       C-1

own credit decisions in taking action under the Agreement; (iii) appoints and authorizes the [______________] Deal Agent and the [___________________]
Liquidity Agent each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to such Deal Agent and
Liquidity Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the
Agreement are required to be performed by it as a [Purchaser] [CP Purchaser]
[Liquidity Provider]; and (v) as of the Transfer Date described below, makes each of the representations and warranties contained in Section 4.2 of the
Agreement. The Assignee also covenants with each of [its related Deal Agent,]
the Issuer and the Servicer that the Assignee will not make a public offering of the interest being assigned to and accepted by it hereby, and will not reoffer or resell such interest, in a manner that would render the issuance and sale of such interest, whether considered together with the resale or otherwise, a violation of the Securities Act of 1933, as amended, or any state securities or
"Blue Sky" laws or required registration pursuant thereto.

          4. Following the execution of this Assignment and Acceptance by the
Assignor and the Assignee, it will be delivered to the Indenture Trustee for acceptance and for recording by the Indenture Trustee. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the later of the date of acceptance thereof by the Indenture Trustee unless a later date is specified in Section 3 of Annex 1.

          5. Upon such acceptance by the Indenture Trustee and upon such recording by the Indenture Trustee, as of the Transfer Date, (i) the Assignee
shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligation of a [Purchaser] [CP Purchaser]
[Liquidity Provider] thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligation under the Agreement.

          6. Upon such acceptance by the Indenture Trustee and upon such recording by the Indenture Trustee, from and after the Transfer Date, the
Indenture Trustee shall make, or cause to be made, all payments under the
Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fee with respect thereto) to the Assignee as follows: [payment instructions] [to the Deal Agent's
Account at ____________]. The Assignor and the Assignee shall make all appropriate adjustments in payment under the Agreement for periods prior to the
Transfer Date directly between themselves.

          7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS
CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE
NEW YORK GENERAL OBLIGATIONS LAW).

                 (signatures to commence on the following page)

                                       C-2

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [ASSIGNOR]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Address for notices
                                        [Address]

                                        [ASSIGNEE]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Address for notices
                                        [Address]

Acknowledged and accepted
this ____ day of _________, _____

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee and Note Registrar

By:
    ---------------------------------
    Name:
    Title:

                                       C-3

                      Annex 1 to Assignment and Acceptance

                         Dated __________________, ____

Section 1.

Percent Interest:

Section 2.

Assignee's Purchase Limit:             $__________________

Assignor's Purchase Limit
(after giving effect to assignment):   $__________________

Section 3.

Transfer Date:

                                       C-4